UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

FrontView REIT, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

April 17, 2026

Dear Fellow Stockholder:

You are cordially invited to attend the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of FrontView REIT, Inc., a Maryland corporation (the “Company” or “FrontView”), which will be held online at www.virtualshareholdermeeting.com/FVR2026 on May 27, 2026, at 10:00 a.m. Central Daylight Time.

You may attend the Annual Meeting virtually, vote your shares electronically, and submit questions during the meeting. Details regarding access to the meeting are provided in the accompanying Proxy Statement. We recommend logging in a few minutes before the start of the Annual Meeting to ensure timely access. We believe that a virtual stockholder meeting provides greater access to those who may want to attend and have therefore chosen this format.

We have included with this letter a Proxy Statement that provides you with detailed information about the Annual Meeting. We encourage you to read the entire Proxy Statement carefully. You may also obtain more information about FrontView from documents we have filed with the Securities and Exchange Commission (the “SEC”).

You are being asked at the Annual Meeting to consider and vote upon the election of the directors named in the Proxy Statement to our Board of Directors (the "Board of Directors" or the "Board"), ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026, and transaction of any other business properly brought before the Annual Meeting.

We encourage you to vote your shares prior to the Annual Meeting. You may authorize a proxy to vote your shares using one of the methods described in the enclosed Proxy Statement. We strongly urge you to read the accompanying Proxy Statement carefully and to vote FOR each of the director nominees proposed by the Board of Directors and FOR the ratification of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026, by following the voting instructions contained in the Proxy Statement.

Sincerely,

Stephen Preston

Chief Executive Officer and President, Chairman of the Board

This Proxy Statement is dated April 17, 2026 and is first being made available to stockholders on April 17, 2026.

3131 McKinney Avenue, Suite L10

Dallas, Texas 75204

NOTICE OF

2026 ANNUAL MEETING OF STOCKHOLDERS (“Annual Meeting”)

TO BE HELD ON May 27, 2026

Time and Date:	Wednesday, May 27, 2026, at 10:00 a.m. Central Daylight Time

Online check-in will be available beginning at 9:30 a.m. Central Daylight Time. Please allow ample time for the online check-in process.

Place:	This year’s Annual Meeting will be held online at www.virtualshareholdermeeting.com/FVR2026.

To participate in the Annual Meeting, if you are a stockholder of record, you will need your 16-digit control number included in your Notice of Internet Availability of the Proxy Materials or on your proxy card. Beneficial owners should review the proxy materials and any additional voting instructions accompanying the proxy materials or Notice of Internet Availability for more information on how to vote in advance of, and how to participate in, the Annual Meeting.

Record Date:

Our Board has fixed the close of business on April 2, 2026 (the “Record Date”) as the record date for determining holders of our common stock entitled to notice of, and to vote at, the Annual Meeting or any adjournments or postponements thereof.

Items to be Considered and Voted On:	1.

To elect the seven nominees named in the accompanying Proxy Statement to the Board of Directors to serve until the 2027 annual meeting of stockholders and until their respective successors are duly elected and qualify (Proposal 1);

	2.	To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026 (Proposal 2); and

	3.	To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

How to Vote:

IT IS IMPORTANT THAT YOUR SHARES ARE REPRESENTED AT THIS ANNUAL MEETING. EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING, WE HOPE THAT YOU WILL PROMPTLY VOTE AND SUBMIT A PROXY TO VOTE YOUR SHARES BY TELEPHONE, MAIL, OR VIA THE INTERNET, AS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. THIS WILL NOT LIMIT YOUR RIGHTS TO ATTEND OR VOTE AT THE ANNUAL MEETING.

By Order of the Board of Directors,

Pierre Revol

Chief Financial Officer, Treasurer, and Secretary

Date: April 17, 2026

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 27, 2026

Our Annual Report for the fiscal year ended December 31, 2025, the Notice of Annual Meeting of Stockholders, the Proxy Statement, and a form of proxy are available at materials.proxyvote.com/35922N.

We are providing our proxy materials online in accordance with SEC rules. On or about April 17, 2026, we mailed or otherwise made available to our stockholders of record at the close of business on the Record Date a Notice of Internet Availability containing instructions on how to access our proxy materials, including our Proxy Statement and Annual Report for the fiscal year ended December 31, 2025. The Notice of Internet Availability also includes instructions to access your form of proxy to vote via the Internet. Internet distribution of our proxy materials is designed to ensure faster receipt of such materials by our stockholders, lower the cost of the Annual Meeting, and be more environmentally friendly than mailing materials. If you would prefer to receive paper proxy materials, please follow the instructions included in the Notice of Internet Availability.

3131 McKinney Avenue, Suite L10

Dallas, Texas 75204

PROXY STATEMENT

FrontView REIT, Inc.

PROXY STATEMENT SUMMARY FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 27, 2026

We are providing you with this Proxy Statement, which contains information about the items to be voted upon at the 2026 Annual Meeting of Stockholders (the “Annual Meeting”). Our principal executive offices are located at 3131 McKinney Avenue, Suite L10 Dallas, Texas 75204. The words “we,” “us,” “our,” “FrontView,” or the “Company,” refer to FrontView REIT, Inc., a Maryland corporation.

When and where is the Annual Meeting?

The Annual Meeting will be held on Wednesday, May 27, 2026, at 10:00 a.m. Central Daylight Time. The Annual Meeting will be a completely virtual meeting of stockholders.

If you are a stockholder of record, you may attend the Annual Meeting virtually, and vote your shares electronically, by visiting www.virtualshareholdermeeting.com/FVR2026.

Beneficial owners should review the proxy materials and any additional voting instructions accompanying the proxy materials or Notice of Internet Availability for information on how to vote in advance of, and how to participate in, the Annual Meeting. Specifically, if you are a beneficial owner and your voting instruction form or the Notice of Internet Availability does not indicate that you may vote the shares through the www.proxyvote.com website, you should contact your bank, broker or other nominee (preferably at least five days before the Annual Meeting) and obtain a “legal proxy” (which will contain a 16-digit control number that will allow you to attend, participate in or vote at the Annual Meeting).

What is this document and why did I receive it?

We have made the Proxy Statement and the proxy card available to you online and will provide printed copies upon request. This Proxy Statement is being furnished to you as a stockholder of FrontView because our Board of Directors (the "Board of Directors" or the "Board") is soliciting your proxy to vote at the Annual Meeting. This Proxy Statement contains information that stockholders should consider before voting on the proposals to be presented at the Annual Meeting.

Why did I receive a Notice of Internet Availability instead of a full set of proxy materials?

We have elected to provide access to our proxy materials on the Internet in accordance with rules adopted by the Securities and Exchange Commission (the “SEC”). Accordingly, on or about April 17, 2026, we mailed or otherwise made available to our stockholders of record at the close of business on April 2, 2026 (the “Record Date”) a Notice of Internet Availability. The Notice of Internet Availability contains instructions on how to access our proxy materials, including our Proxy Statement and Annual Report for the fiscal year ended December 31, 2025. The Notice of Internet Availability also includes instructions to access your form of proxy to vote via the Internet.

Internet distribution of our proxy materials is designed to ensure faster receipt of such materials by our stockholders, lower the cost of the Annual Meeting, and is more environmentally friendly than mailing materials. If you would prefer to receive paper proxy materials, please follow the instructions included in the Notice of Internet Availability.

What is a Proxy?

A proxy is a person authorized to vote shares on behalf of another stockholder. The term “proxy” also refers to the proxy card or other method of appointing a proxy. By submitting your proxy using our proxy card, you authorize designated officers of the Company as your proxy and give them authority to vote your shares of the Company's common stock, $0.01 par value per share (the “Common Stock”), at the Annual Meeting. The appointed proxies will vote your shares of Common Stock as you instruct unless you submit your proxy without instructions. If you submit your proxy without instructions, the proxies will vote in accordance with the recommendation of our Board of Directors with respect to any proposals to be voted upon or, in the absence of such a recommendation, in their discretion. If you do not submit your proxy, the proxies will not vote your shares of Common Stock. Therefore, it is important for you to return the proxy card to us (or submit your proxy via telephone or electronically) as soon as possible, regardless of whether you plan on attending the Annual Meeting.

What is the purpose of the Annual Meeting?

At the Annual Meeting, stockholders will consider and vote upon the following proposals:

1.
To elect the following seven nominees to the Board of Directors: Stephen Preston, Charles Fitzgerald, Elizabeth Frank, Robert Green, Noelle LeVeaux, Ernesto Perez, and Daniel Swanstrom, to serve until the 2027 annual meeting of stockholders and until his or her successor is duly elected and qualifies;
2.
To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026; and
3.
To transact such other matters as may properly come before the meeting or any adjournment or postponement thereof.

Members of our management team will be available during the Annual Meeting to respond to questions from our stockholders. In addition, representatives of KPMG LLP, our independent registered public accounting firm, are expected to be available during the Annual Meeting, will have an opportunity to make a statement if they so desire, and will be available to respond to questions from our stockholders.

How is this solicitation being made and who will bear the costs of soliciting votes?

The accompanying proxy is being solicited by our Board of Directors. Solicitation of proxies will be primarily by mail. Our directors, officers, and employees, none of whom will receive additional compensation for their services, may also solicit proxies by telephone, in person, or by e-mail. We have hired Broadridge to assist us in the distribution of our proxy materials. We will bear the costs of preparing, assembling, printing, and mailing the materials used in the solicitation of proxies, and we will pay Broadridge customary fees and expenses for these services. We do not anticipate any expenses attributed to the solicitation of proxies at this time.

Who is entitled to vote?

Holders of record of our shares of Common Stock as of the close of business on the Record Date are entitled to receive notice of the Annual Meeting and to vote at the Annual Meeting, or any postponements or adjournments thereof. Each share of our Common Stock entitles its holder to one vote. As of the close of business on the Record Date, there were 22,408,121 shares of our Common Stock issued and outstanding and entitled to vote at the Annual Meeting. There is no cumulative voting in the election of directors. This means that the stockholders entitled to cast a majority of the votes of the outstanding shares of our Common Stock can elect all of the directors then standing for election, and the holders of the remaining shares will not be able to elect any directors.

Holders of our shares of Series A Convertible Perpetual Preferred Stock, $0.01 par value per share (“Series A Preferred Stock”), are entitled to vote with respect only to certain specified matters, none of which are expected to be acted on at the Annual Meeting.

What are the voting requirements for the proposals?

Proposal No. 1 — Election of Directors. The election of each nominee for director requires the affirmative vote of a plurality of all of the votes cast at a meeting at which a quorum is present, in person or by proxy. Each share entitles the holder thereof to vote for as many individuals as there are directors to be elected and for whose election the holder is entitled to vote. There is no cumulative voting in the election of directors. For purposes of this proposal, withhold votes and broker non-votes (as defined below) will not be counted as votes cast and will have no effect on the result of the vote, but will be considered present for the purpose of determining the presence of a quorum.

Proposal No. 2 — Ratification of Appointment of Independent Registered Public Accounting Firm.  This proposal requires the affirmative vote of a majority of all of the votes cast at a meeting at which a quorum is present, in person or by proxy. For purposes of this proposal, abstentions will not be counted as votes cast and will have no effect on the result of the vote on this proposal, although they will be considered present for the purpose of determining the presence of a quorum. We do not expect to have any broker non-votes for this proposal.

What is a broker non-vote?

A broker non-vote is a vote that is not cast on a non-routine matter by a broker that is present (in person or by proxy) at a meeting at which there is at least one routine matter, as determined by the New York Stock Exchange (“NYSE”) rules, on the proxy card because (i) the shares entitled to be voted are held in street name, (ii) the broker lacks discretionary authority to vote the shares and (iii) the broker has not received voting instructions from the beneficial owner. Proposal No. 1 is considered non-routine, and your broker will not be permitted to vote your shares on Proposal No. 1 without receiving voting instructions from you. Proposal No. 2 is considered routine, and your broker will be able to exercise its discretionary authority to vote your shares if the broker did not receive voting instructions from you.

What constitutes a quorum?

A quorum of stockholders is required for stockholders to take action at the Annual Meeting, except that the Annual Meeting may be adjourned if less than a quorum is present. The presence, either in person or by proxy, of stockholders entitled to cast a majority of all the votes entitled to be cast at the Annual Meeting on any matter will constitute a quorum. If a quorum is not present at the Annual Meeting, the chairman of the Annual Meeting may adjourn the Annual Meeting from time to time to a date not more than 120 days from the original Record Date to permit further solicitation of proxies.

How is a quorum determined?

For the purpose of determining whether a quorum is present at the Annual Meeting, shares that are voted “For,” “Against,” or “Abstain,” as applicable, will be treated as being present at the Annual Meeting. Accordingly, if you have returned a valid proxy or attend the Annual Meeting, your shares will be counted for the purpose of determining whether there is a quorum, even if you wish to abstain from voting on some or all matters. Broker non-votes will also be counted as present for purposes of determining the presence of a quorum.

How do I vote?

If you are a registered stockholder as of the close of business on the Record Date, you may vote electronically by attending the Annual Meeting and following instructions to vote. Additionally, you may use any of the following options for authorizing a proxy to vote your shares prior to the Annual Meeting:

1.
Via the Internet by visiting www.proxyvote.com and following the on-screen instructions;
2.
By telephone by calling 1-800-690-6903 and following the instructions; or
3.
By mail by completing, signing, dating, and returning your proxy card if you have received paper materials.

If you authorize a proxy by telephone or Internet, you are not required to mail your proxy card. See the attached proxy card for additional instructions on how to vote.

All proxies that are properly executed and received by us prior to the Annual Meeting, and are not revoked, will be voted at the Annual Meeting in accordance with the instructions on those proxies.

Even if you plan to attend the Annual Meeting, we urge you to submit a proxy via the Internet, or by telephone or mail, to ensure the representation of your shares at the Annual Meeting.

How do I vote if I hold my shares in “street name”?

If your shares are held by your bank, broker or other nominee (that is, in “street name”), you are considered the beneficial owner of your shares, but your bank or broker is considered the record owner. Your broker or nominee will not vote your shares unless you provide instructions to your broker or nominee on how to vote your shares. You should instruct your broker or nominee how to vote your shares by following the voting instructions provided by your broker or nominee.

What happens if I submit my proxy without providing voting instructions on all proposals?

If no instructions are specified on a properly executed proxy, it will be voted as follows:

•
If you are a stockholder of record, your proxy will be voted “FOR” the election of each of the director nominees set forth in Proposal No. 1 of this Proxy Statement. If you are a beneficial owner whose shares are held of record by a broker, a broker non-vote will occur and no vote will be cast.
•
If you are a stockholder of record or if you are a beneficial owner whose shares are held of record, your proxy will be voted “FOR” the ratification of the appointment of KPMG LLP as our independent registered public accounting firm as described more fully in Proposal No. 2 of this Proxy Statement.

Can I change or revoke my vote?

Any stockholder giving a proxy has the power to revoke it at any time before it is exercised. You may revoke your proxy by: (i) delivering a written statement to the Secretary of the Company stating that the proxy is revoked, which must be received prior to the Annual Meeting; (ii) submitting a subsequent proxy with a later date (provided such proxy is received prior to the Annual Meeting); or (iii) attending the Annual Meeting and voting electronically during the Annual Meeting. Attendance at the Annual Meeting without voting will not automatically revoke a previously authorized proxy.

If we receive your proxy authorization by telephone or over the Internet, we will use procedures reasonably designed to authenticate your identity, to allow you to authorize the voting of your shares in accordance with your instructions and to confirm that your instructions have been properly recorded. To revoke a proxy previously submitted by Internet, telephone, or mail, you may (i) simply authorize a proxy again at a later date using the procedures set forth above, but before the deadline for Internet, telephone, or mail voting, in which case the later submitted proxy will be recorded and the earlier proxy revoked or (ii) attend the Annual Meeting and vote in person (virtually).

If your shares are held by your broker or bank as a nominee or agent, you will need to contact the institution that holds your shares and follow its instructions for revoking a proxy.

What happens if additional proposals are presented at the Annual Meeting?

Other than the matters described in this Proxy Statement, we do not expect any additional matters to be presented for a vote at the Annual Meeting. If other matters are presented and you are voting by proxy, your proxy grants the individuals named as proxy holders the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting.

How do I ask questions at the Annual Meeting?

If you are attending the meeting as a stockholder of record or beneficial owner who has registered in advance, you will be able to submit questions. Questions can be submitted during the Annual Meeting by visiting www.virtualshareholdermeeting.com/FVR2026. Relevant questions will be addressed during the meeting, subject to time constraints. Questions should relate to matters of concern to stockholders generally. We ask that stockholders please limit themselves to one question/topic. Questions from multiple stockholders on the same topic or that are otherwise related may be grouped, summarized, and answered together.

What if I am having technical difficulties attending the virtual annual meeting?

If you encounter any difficulties while accessing the virtual meeting during the check-in or meeting time, a technical assistance phone number will be made available on the virtual meeting registration page 15 minutes prior to the start time of the meeting. We encourage stockholders to join 15 minutes before the start time to ensure a proper connection and to give time to resolve any technical difficulties.

Where can I find the voting results of the Annual Meeting?

We intend to announce preliminary voting results at the Annual Meeting and then disclose the final results in a Current Report on Form 8-K filed with the SEC within four business days after the date of the Annual Meeting. If final voting results are not known when such Form 8-K is filed, they will be announced in an amendment to such Form 8-K within four business days after the final results become known.

How can I get additional copies of this Proxy Statement and additional information?

We file annual, quarterly, and current reports, proxy statements, and other information with the SEC. You may obtain additional copies of this Proxy Statement and all other documents filed by us with the SEC free of charge from our website at investor.frontviewreit.com.

Our website address is provided for your information and convenience. Our website is not incorporated into this Proxy Statement and should not be considered part of this Proxy Statement.

Additionally, you may read and copy any reports, statements or other information we file with the SEC free of charge on the website maintained by the SEC at http://www.sec.gov.

CORPORATE GOVERNANCE

Corporate Governance Highlights

•
Each member of our Board is elected annually.
•
We may not elect to classify our Board pursuant to Subtitle 8 of Title 3 of the Maryland General Corporation Law (“MGCL”) without stockholder approval.
•
Five of our seven directors meet the independence requirements of the NYSE.
•
The Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee (“Nominating Committee”) of our Board are comprised entirely of independent directors.
•
We have opted out of the Maryland Control Share Acquisition Act of the MGCL, and we may not opt into the provisions of the Maryland Control Share Acquisition Act without the approval of our stockholders.
•
No "poison pill" in effect.
•
No supermajority vote requirements.
•
Stockholders representing a majority can call a special meeting.
•
We have exempted any business combination between us and any present or future stockholders from the Maryland Business Combination Act of the MGCL, and we may not opt into the provisions of the Maryland Business Combination Act without the approval of our stockholders.
•
Our Bylaws may be amended by the vote of stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter.

Structure of the Board

Our business and affairs are managed under the direction of our Board. Each director elected at the Annual Meeting will hold office until the next annual meeting of stockholders and until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, or removal. Any director may resign at any time by delivering a resignation to the Board of Directors, the Chairman of the Board, or the Secretary of the Company. Any resignation shall take effect immediately upon its receipt or at such later time specified in the resignation. Pursuant to our charter (“Charter”) and Amended and Restated Bylaws (“Bylaws”), the number of our directors may not be fewer than the minimum number required by Maryland law, which is one, and may not be greater than thirteen, and will generally be determined from time to time by resolution of the Board. In November 2025, the Board approved an increase in the number of directors constituting the Board from seven to eight. Our Board currently consists of seven persons, and the Nominating Committee is currently engaged in the process of evaluating potential candidates to fill the vacancy.

Criteria for Selection of Directors

The Nominating Committee is responsible for (i) reviewing the structure, organization, function, and composition of the Board and its committees and make recommendations to the Board regarding changes to the size and composition of the Board or any committee thereof, (ii) leading searches for individuals that the Nominating Committee believes are qualified to become Board members when a vacancy arises, evaluating candidates to be nominated to serve on the Board, and recommending to the Board the director nominees to stand for election at each annual meeting of stockholders of the Company in which directors will be elected, and (iii) considering potential director candidates recommended by the Company’s management and stockholders in the same manner as nominees identified by the Nominating Committee. Pursuant to our Corporate Governance Guidelines, directors should possess the highest personal and professional ethics, integrity, and values. Necessary qualifications may include the ability to make independent judgments, general understanding of the Company’s business, other Board service, professional background, and education. In addition, the Nominating Committee considers other factors it considers appropriate, including diversity. Though diversity is not defined in the Corporate Governance Guidelines, diversity is broadly interpreted by the Board to include viewpoints, background, experience, and industry knowledge. Directors should be committed to devoting sufficient time and energy to diligently performing their duties as directors.

In addition, pursuant to the Investor Rights Agreement (as defined below), Maewyn FVR II LP (“Maewyn”) has the right to designate one nominee to our Board subject to the maintenance of certain ownership requirements in us. See “Certain Relationships and Related Party Transactions — Certain Transactions — Series A Preferred Stock Transactions — Investor Rights Agreement” for additional information. The Nominating Committee evaluates the director nominee pursuant to the standards set forth above, and then recommends the director nominee for approval by the full Board.

Board and Committee Self-Evaluations

Our Corporate Governance Guidelines provide that our Board will conduct an annual self-evaluation of itself to assess its effectiveness and identify opportunities for improvement. The charters of our Audit, Nominating and Compensation Committees similarly provide that each Committee will conduct an annual self-evaluation of itself. Our Board believes that this process supports continuous improvement and provides opportunities to strengthen Board and committee effectiveness.

Independence of Directors

Our Corporate Governance Guidelines provide that a majority of the members of the Board, and each member of the Audit Committee, the Compensation Committee and the Nominating Committee, must meet the criteria for independence set forth under applicable law and the NYSE listing standards. No director qualifies as independent unless the Board determines that the director has no direct or indirect material relationship with the Company. In addition to considering the NYSE independence criteria, the Board will consider all relevant facts and circumstances of which it is aware in making an independence determination with respect to any director.

The Board has determined that Messrs. Fitzgerald, Perez, and Swanstrom and Mmes. Frank and LeVeaux are “independent directors” under Section 303A of the NYSE listing standards. Mr. Preston is not independent because he is our Chief Executive Officer and President, and Mr. Green is not independent because he is affiliated with our predecessor entity.

Board’s Role in Risk Oversight

One of the key functions of our Board is oversight of our risk management process. Our Board administers this oversight function directly, with support from its four standing committees, the Audit Committee, the Compensation Committee, the Nominating Committee, and the Real Estate Investment Committee, each of which addresses risks specific to its respective areas of oversight. In particular, as more fully described below, our Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The Audit Committee also monitors compliance with legal and regulatory requirements, in addition to oversight of the performance of our internal audit function. The Audit Committee also oversees our cybersecurity risk management processes, including oversight and mitigation of risks from cybersecurity threats. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk taking. Our Nominating Committee provides oversight with respect to governance-related risks and ethical conduct and monitors the effectiveness of our Corporate Governance Guidelines, including whether such guidelines are successful in preventing illegal or improper liability creating conduct. Our Real Estate Investment Committee provides oversight with respect to the Company’s investments.

Other Board Information

Leadership Structure of the Board

Our Board is deeply focused on our corporate governance practices. We value independent Board oversight as an essential component of strong corporate performance to enhance stockholder value. A majority of our Board members are independent, and all of the members of our Board’s committees, except the Real Estate Investment Committee, are independent.

Our Board is responsible for selecting the Chairman of the Board and the Chief Executive Officer. The Board annually reviews its leadership structure. The Board has determined that the combined role of Chairman and Chief Executive Officer, is currently the best structure for FrontView and its stockholders. In its review of our leadership structure, the Board considered the following:

•
Our current structure promotes clear lines of responsibility and accountability, while maintaining the Board’s independence from management.
•
Mr. Preston, our Chairman, Chief Executive Officer, and President, is a well-seasoned leader with over 25 years of experience in real estate and is the founder of the Company.
•
Mr. Preston fulfills his responsibilities in chairing an independent Board through close interaction with our independent directors.
•
The independent directors work closely with Mr. Preston in identifying overall Company strategy and other matters to be discussed in depth at regular board meetings.
•
Our governance culture fosters open communication among independent directors, the Chairman and other directors, which we believe is essential to developing an understanding of important issues, promoting appropriate oversight and encouraging frank discussion of key topics relevant to the Company.

Board Meetings

Our Board meets regularly during the year and holds special meetings and acts by unanimous written consent whenever circumstances require. In 2025, there were five meetings of the Board and several committee meetings as noted in the table below. Each director attended 100% of the meetings of our Board and at least 75% of the meetings of the committees on which he or she served during 2025 that were held when he or she was a director.

While we do not have a formal policy requirement, our directors are encouraged to attend all annual and special meetings of our stockholders. All of our directors at the time of our 2025 annual meeting of stockholders attended such meeting. All of our directors plan to attend the Annual Meeting.

Meetings of Non-Employee Directors

In accordance with our Corporate Governance Guidelines and the listing standards of the NYSE, our non-employee directors meet regularly in executive sessions of the Board without management present.

Committees of the Board

Our Board has four committees: the Audit Committee, the Compensation Committee, the Nominating Committee and the Real Estate Investment Committee, which hold meetings and act by unanimous written consent whenever circumstances require. The Committees keep the Board informed of their actions and provide assistance to the Board in fulfilling its oversight responsibility to stockholders. The table below provides membership information as of December 31, 2025, as well as meeting information for meetings held during 2025.

Name	Audit Committee	Compensation Committee	Nominating Committee	Real Estate Investment Committee
Elizabeth Frank	✓		Chair
Robert Green				✓
Noelle LeVeaux		Chair	✓
Ernesto Perez	Chair	✓
Stephen Preston				Chair
Daniel Swanstrom	✓	✓	✓
Total Meetings in 2025	6	4	4	(1)

(1)
The Real Estate Investment Committee met throughout 2025 to evaluate and approve transactions.

The Audit Committee, the Compensation Committee, and the Nominating Committee each meet the NYSE independence standards and other governance requirements for such a committee. The principal functions of each committee are briefly described below. The charters of the Audit Committee, the Compensation Committee, and the Nominating Committee are available on our website at www.frontviewreit.com/corporate-governance. Our website is not incorporated into this Proxy Statement and should not be considered part of this Proxy Statement.

Audit Committee

The Audit Committee must be comprised of at least three members, all of whom must be independent directors. The Audit Committee charter defines the Audit Committee’s principal duties and responsibilities to include:

•
oversight of the integrity of the Company’s financial statements and other financial information provided by the Company to its stockholders and others;
•
the review of and discussion with management and our independent registered public accounting firm the interim and annual financial statements that we file with the SEC and the other financial information presented to our stockholders;
•
the review and approval of related party transactions;
•
the preparation and submission for inclusion in the Company's proxy statement and/or annual report on Form 10-K an audit committee report; and
•
the review of, and oversight over the implementation of, the Company’s risk management policies.

The Audit Committee is also responsible for engaging, evaluating, compensating, and overseeing our independent registered public accounting firm, reviewing with the independent registered public accounting firm the plans for and results of the audit engagement, approving services that may be provided by the independent registered public accounting firm, including audit and non-audit services, such as tax services, reviewing the independence of the independent registered public accounting firm, considering the range of audit and non-audit fees, and reviewing the adequacy of our internal accounting controls.

The Audit Committee is comprised of Ernesto Perez (Chair), Elizabeth Frank, and Daniel Swanstrom. Our Board of Directors determined affirmatively that (i) Messrs. Perez and Swanstrom each qualifies as an “audit committee financial expert” as such term has been defined by the SEC in Item 407(d)(5) of Regulation S-K, (ii) each member of the Audit Committee is “financially literate” as that term is defined by the NYSE listing standards, and (iii) each member of the Audit Committee meets the definition of “independence” for the purposes of serving on the Audit Committee under NYSE listing standards and Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Compensation Committee

The Compensation Committee must be comprised of at least three members, all of whom must be independent directors. The Compensation Committee charter defines the Compensation Committee’s principal functions to include:

•
discharging responsibilities relating to compensation of the Company’s Chief Executive Officer, other executive officers, and directors, taking into consideration, among other factors, any stockholder vote on compensation;
•
implementing and administering the Company’s incentive compensation plans and equity-based plans, including the Company's 2024 Omnibus Equity and Incentive Plan (the “2024 Equity Incentive Plan”);
•
overseeing and assisting the Company in preparing the Compensation Discussion & Analysis for inclusion in the Company’s proxy statement and/or annual report on Form 10-K (when and as applicable);

•
providing for inclusion in the Company's proxy statement a description of the processes and procedures for the consideration and determination of executive officer and director compensation; and
•
preparing and submitting for inclusion in the Company’s proxy statement and/or annual report on Form 10-K a compensation committee report.

The Compensation Committee, on behalf of the Board of Directors, determines the compensation of our executive officers, including policies and decisions regarding the executive officers' salary, bonus, benefits, cash and equity-based incentive compensation, severance, and other compensation programs. At its discretion, the Compensation Committee may recommend matters regarding the compensation of the executive officers for approval by the full Board of Directors. The Compensation Committee has the authority, in its sole discretion, to retain or obtain the advice of a compensation consultant, legal counsel, or other adviser as it deems appropriate. The Compensation Committee, working with Ferguson Partners as its independent compensation consultant, has reviewed, approved, and implemented an overall philosophy and framework for executive compensation matters. The Compensation Committee also considers the recommendations of management in making executive compensation determinations. In addition, Ferguson Partners provided input and advice in designing our non-employee director compensation policy. The Compensation Committee may form and delegate authority to subcommittees consisting of one or more members when it deems appropriate.

The Compensation Committee is comprised of Noelle LeVeaux (Chair), Ernesto Perez, and Daniel Swanstrom. Our Board of Directors determined affirmatively that each member of the Compensation Committee meets the definition of “independence” for the purpose of serving on the Compensation Committee under applicable rules of the NYSE and the SEC and each member of the Compensation Committee meets the definition of a “non-employee director” for the purpose of serving on the Compensation Committee under Rule 16b-3 of the Exchange Act.

Nominating Committee

The Nominating Committee must be comprised of at least three members, all of whom must be independent directors. The Nominating Committee charter defines the Nominating Committee’s principal functions to include:

•
identifying and recommending to the full Board qualified candidates for election as directors and recommending nominees for election as directors at the annual meeting of stockholders consistent with criteria approved by the Board;
•
developing and recommending to the Board a set of Corporate Governance Guidelines applicable to the Company, and implementing and monitoring such guidelines as adopted by the Board;
•
reviewing and making recommendations to the Board on matters involving the general operation of the Board, including the size and composition of the Board and the structure and composition of Board committees;
•
recommending to the Board nominees for each Board committee;
•
annually facilitating the assessment of the Board’s performance as a whole and of individual directors, as required by applicable law, regulations, and the NYSE corporate governance listing standards;
•
overseeing the Board’s evaluation of management; and
•
considering corporate governance issues that may arise from time to time and making recommendations to the Board with respect thereto.

The Nominating Committee is comprised of Elizabeth Frank (Chair), Charles Fitzgerald, Noelle LeVeaux, and Daniel Swanstrom.

Real Estate Investment Committee

The Real Estate Investment Committee is responsible for approving (i) the acquisition or disposition of any single property greater than $5 million but less than $25 million, (ii) the acquisition of properties in an aggregate amount up to $150.0 million in any one calendar quarter, and (iii) the disposition of properties in an aggregate amount up to $30.0 million in any one calendar quarter, in each case, prior to consulting with our Board of Directors. Further, the Real Estate Investment Committee is responsible for recommending that the full Board approve, (i) individual property acquisitions or dispositions that exceed $25.0 million in value, (ii) the acquisition of properties that exceed an aggregate amount of $150.0 million in any one calendar quarter, and (iii) the disposition of properties that exceed an aggregate amount of $30.0 million in any one calendar quarter. The Real Estate Investment Committee is also responsible for providing oversight with respect to our investment strategy, criteria, and process.

The Real Estate Investment Committee is comprised of Stephen Preston (Chair) and Robert Green.

Code of Ethics

Our Code of Ethics applies to our directors, officers, and employees. Among other matters, the Code of Ethics is designed to deter wrongdoing and to promote:

•
honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
•
full, fair, accurate, timely, and understandable disclosure in reports and documents that the Company files with, or submits to, the SEC and in stockholder reports and other public communications made by the Company;
•
compliance with applicable laws and governmental rules and regulations;
•
the prompt internal reporting of violations of the Code of Ethics to the appropriate person or persons; and
•
accountability for adherence to the Code of Ethics.

Any waiver of the Code of Ethics for our directors or executive officers must be approved by the Board or the Audit Committee, and any such waiver shall be promptly disclosed as required by law and NYSE regulations. Our employees have access to members of our Board of Directors to report anonymously, if desired, any suspicion of misconduct by any member of our senior management or executive team. Anonymous reporting is always available through our whistleblower hotline and reported to the Audit Committee quarterly. The Code of Ethics may be found on our website at www.frontviewreit.com/corporate-governance/. Our website is not incorporated into this Proxy Statement and should not be considered part of this Proxy Statement.

Insider Trading Policy

Our Board adopted an insider trading policy (the “Insider Trading Policy”) governing the purchase, sale, and other dispositions of our securities by members of the Board of Directors, officers, employees, and the Company itself, that we believe is reasonably designed to promote compliance with insider trading laws, rules, and regulations, and any applicable listing standards.

Our Insider Trading Policy also precludes all of the Company's directors and employees from engaging in hedging transactions, including collars, forward sale contracts, trading in publicly-traded options, puts calls, or other derivative instruments related to the Company's stock or debt.

A copy of our Insider Trading Policy was filed as Exhibit 19.1 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

Clawback Policy

Our Board adopted a clawback policy (the “Clawback Policy”) to comply with the finalized and effective SEC and NYSE listing standards (Section 10D of the Exchange Act, Rule 10D-1 of the Dodd Frank Wall Street Reform and Consumer Protection Act promulgated thereunder and Section 303A.14 of the NYSE Listed Company Manual). Pursuant to the Clawback Policy, in the event of an “accounting restatement”(as defined in the Clawback Policy), our “covered executives” (as defined in the Clawback Policy),including our executive officers, must reimburse us for any “erroneously awarded compensation” (as defined in the Clawback Policy). Erroneously awarded compensation includes the amount of incentive compensation received by a covered executive during the three fiscal years preceding the required accounting restatement based on our achievement of “financial reporting measures” (as defined in the Clawback Policy) in excess of the amount that the covered executive would have received based on the restated financial reporting measures. The Compensation Committee has the authority to interpret and make all determinations under the Clawback Policy.

A copy of our Clawback Policy was filed as Exhibit 97.1 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

Compensation Committee Interlocks and Insider Participation

During the year ended December 31, 2025, Noelle LeVeaux, Ernesto Perez, and Daniel Swanstrom served on our Compensation Committee. None of our executive officers serves, or in the past year has served, as a member of the board of directors or compensation committee, or other committee serving an equivalent function, of any entity that has one or more executive officers who serve as members of our Board of Directors or the Compensation Committee. None of the members of the Compensation Committee is, or has ever been, an officer or employee of our Company.

Communications to the Board

Stockholders and interested parties can contact the Board through written communication sent to FrontView REIT, Inc., 3131 McKinney Avenue, Suite L10, Dallas, Texas 75204, Attention: Pierre Revol, Chief Financial Officer, Treasurer, and Secretary. Our Chief Financial Officer reviews all written communications and forwards to the Board a summary and/or copies of any such correspondence that is directed to the Board or that, in the opinion of the Chief Financial Officer, deals with the functions of the Board or Board committees or that he otherwise determines requires the Board’s or any Board committee’s attention. Concerns relating to accounting, internal accounting controls, or auditing matters are immediately brought to the attention of our Audit Committee Chair and internal audit department and handled in accordance with procedures established by the Audit Committee with respect to such matters. From time to time, the Board may change the process by which stockholders may communicate with the Board. Any such changes will be reflected in our Corporate Governance Guidelines, which are posted on our website at www.frontviewreit.com. Our website is not incorporated into this Proxy Statement and should not be considered part of this Proxy Statement.

Communications of a confidential nature can be made directly to our non-employee directors or the Chair of the Audit Committee regarding any matter, including any accounting, internal accounting control, or auditing matter, by submitting such concerns to the Audit Committee. Any submissions to the Audit Committee should be marked confidential and addressed to the Chair of the Audit Committee, as the case may be, c/o FrontView REIT, Inc., 3131 McKinney Avenue, Suite L10, Dallas, Texas 75204.

Recommendation of Directors by Stockholders

The Nominating Committee will consider candidates for election as a director of the Company that are recommended by any stockholder, provided that the recommending stockholder follows the procedures set forth in Article II, Section 11 of the Bylaws for nominations by stockholders of persons to serve as directors. The Nominating Committee evaluates such candidates in the same manner by which it evaluates other director candidates considered by the Nominating Committee, as described above.

Pursuant to Article II, Section 11 of the Bylaws, nominations of persons for election to the Board at a meeting of stockholders may be made by any stockholder of record of the Company and who is entitled to vote for the election of directors at the meeting who sends a timely notice in writing to our Secretary. To be timely, a stockholder’s notice must be delivered to our Secretary at the Company’s principal executive offices not earlier than 150 days nor later than 5:00 p.m., Eastern Daylight Time, 120 days prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, in order for notice by the stockholder to be timely, such notice must be so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of such annual meeting, as originally convened, or the tenth day following the day on which public announcement of the date of such meeting is first made.

The stockholder’s notice is required to contain certain prescribed information about each person whom the stockholder proposes to nominate for election as a director, the stockholder giving notice and the beneficial owner, if any, on whose behalf notice is given. The stockholder’s notice must also include the consent of the person proposed to be nominated and to serve as a director if elected.

Notices relating to director nominations should be sent to FrontView REIT, Inc., 3131 McKinney Avenue, Suite L10, Dallas, Texas 75204, Attention: Pierre Revol, Chief Financial Officer, Treasurer, and Secretary. See “Stockholder Proposals for 2027 Annual Meeting of Stockholders.”

A copy of our Bylaws, has been filed as Exhibit 3.2 to our Annual Report on Form 10-K for fiscal year ended December 31, 2025.

ELECTION OF DIRECTORS

(PROPOSAL NO. 1)

Upon the recommendation of our Nominating Committee, the Board has nominated the seven individuals listed below to stand for election to the Board for a one-year term ending at the annual meeting of stockholders in 2027 and until his or her successor is duly elected and qualifies. Our Charter and Bylaws provide for the annual election of directors. Unless contrary instructions are given, the shares represented by your proxy will be voted FOR the election of all of the director nominees named in this Proxy Statement. The Board has determined that each director nominee, other than Messrs. Green and Preston, if elected, would be an independent director, as further described above under “Corporate Governance—Independence of Directors.”

Although fewer nominees are named than the number of directors fixed by the Board in accordance with our Bylaws, proxies cannot be voted for a greater number of persons than seven. The Board may elect additional directors in the future in accordance with our Charter and Bylaws. See “Corporate Governance — Structure of the Board” for additional information.

All of the director nominees listed below have consented to being named in this Proxy Statement and to serve if elected. However, if any nominee becomes unable to serve, proxy holders will have discretion and authority to vote for another nominee proposed by our Board. Alternatively, our Board may reduce the number of directors to be elected at the Annual Meeting.

Mr. Fitzgerald was designated as a director nominee by Maewyn pursuant to the Investor Rights Agreement and the Board believes Mr. Fitzgerald is qualified to serve on the Board and that his election is in the best interests of our stockholders.

Director Nominees

					Board Committees
Name	Age	Director Since	Position	Independent	Audit	Compensation	Nominating	Real Estate Investment
Stephen Preston	49	2024	Chairman, CEO, and President					C
Charles Fitzgerald	51	2025	Director	X			X
Elizabeth Frank	56	2024	Director	X	X		C
Robert Green	73	2024	Director					X
Noelle LeVeaux	53	2024	Director	X		C	X
Ernesto Perez	59	2024	Director	X	C	X
Daniel Swanstrom	49	2024	Director	X	X	X	X

"C" = Chair of Committee
"X" = Member of Committee
Director Term: One year

Additional biographical information relating to each of the director nominees is set forth below under “Directors and Management” and incorporated by reference herein.

Required Vote

You may vote “FOR” or “WITHHOLD” for the election of each nominee for director. The election of each nominee for director requires the affirmative vote of a plurality of all of the votes cast at the Annual Meeting, assuming a quorum is present, in person or by proxy. For purposes of this proposal, withhold votes and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, but will be considered present for the purpose of determining the presence of a quorum.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES NAMED IN THIS PROXY STATEMENT.

PROXIES SOLICITED BY THE BOARD WILL BE VOTED “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES NAMED IN THIS PROXY STATEMENT UNLESS STOCKHOLDERS SPECIFY A CONTRARY VOTE.

DIRECTORS AND MANAGEMENT

Director Information

Stephen Preston, Chairman of the Board, Chief Executive Officer and President

Mr. Preston is our Founder and serves as our Chairman of the Board, Chief Executive Officer and President. Mr. Preston previously founded our predecessor, and served as its Executive Chairman from 2016 until October 2024, during which period he oversaw the acquisition of its portfolio of outparcel properties and the creation of its national outparcel development and brokerage platform. In addition, Mr. Preston joined our predecessor’s parent company, North American Development Group ("NADG") in 1999 and departed in October 2024. During his time at NADG, Mr. Preston oversaw all aspects of NADG’s operations in the Southcentral United States and was responsible for numerous shopping center acquisitions and shopping center and residential developments. Prior to joining NADG, Mr. Preston served as an Analyst at CIBC Oppenheimer in New York. Mr. Preston received his Master of Business Administration degree from the University of Florida and his Bachelor of Business Administration degree from Southern Methodist University. Mr. Preston's qualifications to serve on our Board include his extensive company-specific operational, finance and market experience, his leadership abilities, and his expertise in the acquisition, ownership and management of outparcel properties.

Charles Fitzgerald, Independent Director

Mr. Fitzgerald serves as an independent director of FrontView. Mr. Fitzgerald currently serves as Managing Partner and Founder of Maewyn Capital Partners LLC, a position he has held since January 2025. From 2011 until December 2024, Mr. Fitzgerald served as Founder, Managing Partner, Co-Portfolio Manager, and Director at V3 Capital Management LP. From April 2002 until May 2011, Mr. Fitzgerald served as Managing Partner, Co-Portfolio Manager, and Director of Research at High Rise Capital Management. Mr.Fitzgerald was previously a Co-Portfolio Manager at JP Morgan Fleming Asset Management from May 2000 until April 2002. Mr. Fitzgerald holds a Bachelor of Arts in Finance and Economics from Northern State University. Mr.Fitzgerald currently serves on the board of Vibrant Emotional Health, a non-profit that is focused on emotional wellness and administers the national 988 suicide crisis line. Mr. Fitzgerald is a CFA charterholder.Mr. Fitzgerald's qualifications to serve on the Board include his nearly 30 years of experience in REITs, real estate finance, and capital markets.

Elizabeth Frank, Independent Director

Ms. Frank serves as an independent director of FrontView. Ms. Frank has served as the Chief Executive Officer of RealD, a global technology provider of 3D solutions to movie theaters, since February 2025. Prior to her role at RealD, from 2012 to 2025, Ms. Frank served as Executive Vice President, Worldwide Programming and Chief Content Officer at AMC Entertainment Holdings, Inc. (NYSE: AMC) (“AMC Entertainment”), a movie theater chain. Prior to that, from 2010 to 2012, she was the Senior Vice President, Strategy and Strategic Partnerships of AMC Entertainment. She served as a director of Spirit Realty Capital, Inc. from 2019 until its merger with Realty Income Corporation in 2024, chairing the Nominating and Governance Committee and serving on the Audit Committee. From 2006 to 2010, Ms. Frank worked for Americares, a leading global health non-profit organization, as Senior Vice President, Global Programs. From 2003 to 2006, Ms. Frank worked at Time Warner as Vice President, Strategic Planning. From 1994 to 2003, Ms. Frank was with McKinsey & Company. Ms. Frank received her Master of Business Administration degree from Harvard Business School and her Bachelor of Science degree in Business Administration degree from Lehigh University. Ms. Frank's qualifications to serve on our Board include her over 30 years of business experience.

Robert Green, Director

Mr. Green serves as a director of FrontView. Mr. Green is currently Vice Chairman of NADG. He joined NADG in 1985, after specializing in the practice of commercial real estate law. He has over 40 years’ experience in developing, acquiring and managing retail, residential and mixed-use properties throughout North America. Mr. Green was a member of the board of directors and investment committee of Centrefund Realty from 1994 until 2000, and board of directors of Sterling Centrecorp Inc. from 2001 until 2007, both publicly traded real estate companies that were listed on the Toronto Stock Exchange. Mr. Green also served on the board of directors of Liquor Stores N.A. Ltd, a publicly traded company listed on the Toronto Stock Exchange. Mr. Green obtained his

Bachelor of Laws degree from The University of Toronto Law School. Mr. Green's qualifications to serve on our Board include his more than 40 years of experience working in real estate and corporate executive leadership.

Noelle LeVeaux, Independent Director

Ms. LeVeaux serves as an independent director of FrontView. Ms. LeVeaux has served as the Chief Executive Officer of Noelle LeVeaux Concepts, a marketing strategies and brand development firm, since 2024 and from 2017 through 2020. In her role, Ms. LeVeaux helps clients reengineer their existing brands and build new ones to achieve determined goals such as increased revenue, attendance, client pipeline, community support and more. In addition, she manages comprehensive communications needs, from developing campaign plans and creative to managing ad agencies and consulting on marketing team infrastructure. Through her firm, Ms. LeVeaux currently serves as the Chief Marketing Officer for the North Texas FIFA World Cup Organizing Committee. Between 2022 and 2024, Ms. LeVeaux served as the Group Publisher of D Magazine Partners, where she was responsible for revenue generation, sales, and marketing responsibility for four print magazines, online products, and events. Prior to that, from 2020 to 2022, she was the Chief Marketing Officer for Communities Foundation of Texas. From 2012 to 2017, Ms. LeVeaux served as the Chief Marketing Officer for the Dallas Convention and Visitors Bureau (“DCVB”). Prior to joining the DCVB, Ms. LeVeaux served as Senior Director and Vice President of Marketing and Public Relations for Children’s Medical Center in Dallas, where she was responsible for internal communications, brand and clinical marketing, advertising, media relations, events, and digital platforms. In 2006, Ms. LeVeaux co-founded Dress for Success Dallas, an affiliate of an international organization whose mission is to promote the economic independence of disadvantaged women. Ms. LeVeaux participates in several local, tax-exempt organizations, including serving on the board of Community Partners of Dallas, and as chair for the board of City Year Dallas. Ms. LeVeaux received her Master of Science degree in Digital Communication Analytics from University of North Texas and her Bachelor of Science degree in Mathematics from Spelman College. Ms. LeVeaux's qualifications to serve on our Board include her 30 years of experience in marketing, communications, and advertising.

Ernesto Perez, Independent Director

Mr. Perez serves as an independent director of FrontView. Since 2015, Mr. Perez has served as the Global Practice Leader of Alvarez & Marsal’s Tax Practice, where he advises private equity funds, hedge funds, corporations and investment banking firms on tax and financial impacts in corporate finance, mergers and acquisitions deal structuring, due diligence and execution of tax efficient financing structures across a range of industries, including consumer markets, telecommunication, financial services, real estate, industrial products, leisure, business services and distribution. Mr. Perez received his Bachelor of Business Administration degree from the University of Georgia and his Juris Doctor degree from Georgia State University. Mr. Perez's qualifications to serve on our Board include his over 30 years of business experience.

Daniel Swanstrom, Independent Director

Mr. Swanstrom serves as an independent director of FrontView. Since November 2024, Mr. Swanstrom has served as the Senior Executive Vice President, Chief Financial Officer and Treasurer of The Macerich Company, a public real estate investment trust ("REIT") and leading owner, operator and developer of high-quality retail real estate in densely populated and attractive U.S. markets. Prior to this, from 2022 to 2024, he was the founder and Managing Member of DES Partners, LLC, which advised real estate businesses on strategy, capital markets, financial management, and investor relations. Mr. Swanstrom previously served as Executive Vice President and Chief Financial Officer of CorePoint Lodging, Inc., a publicly traded lodging REIT, from 2018 to until its acquisition by a joint venture between affiliates of Highgate and Cerberus Capital Managements L.P. in 2022. Mr. Swanstrom also previously served as Executive Vice President and Chief Financial Officer of Monogram Residential Trust, Inc., a publicly traded multifamily REIT, from 2015 until its acquisition by a Greystar-led fund in 2017. Prior to Monogram, Mr. Swanstrom worked at Morgan Stanley from 2006 to 2015 and served in a variety of capacities, most recently as Executive Director in the Real Estate Investment Banking Division from 2013 to 2015. From 2002 to 2004, Mr. Swanstrom was at AEW Capital Management, a real estate investment manager, most recently as an Assistant Vice President. From 1999 to 2002, Mr. Swanstrom was in the Assurance and Advisory Services Group at Deloitte & Touche LLP, most recently as senior accountant. Mr. Swanstrom received a Bachelor of Science degree in Accounting from Boston College and a Master of Business Administration degree from the University of North Carolina at Chapel Hill. Mr. Swanstrom is also a certified public accountant (inactive). Mr. Swanstrom's qualifications to serve on our Board include his over 25 years of business experience.

Executive Officer Information

Mr. Preston's information is set forth above under “—Directors”.

Pierre Revol, Chief Financial Officer, Treasurer, and Secretary

Mr. Revol, 45, has served as our Chief Financial Officer, Treasurer, and Secretary since July 2025. Previously, Mr.Revol served as Senior Vice President of Capital Markets at CyrusOne, a leading global data center owner, developer, and operator from February 2024 to July 2025, where he led the development and execution of the company’s capital markets strategy, including over $15 billion in debt transactions. Prior to CyrusOne, Mr. Revol served as Senior Vice President, Corporate Finance and Investor Relations at Spirit Realty Capital, Inc. (NYSE: SRC), a publicly traded net-lease REIT, from January 2019 to January 2024, after first joining in 2016. As a member of the Management Operating Committee, he played a key leadership role in corporate strategy, capital allocation, and enterprise planning. Prior to Spirit, from 2008 to 2015, Mr. Revol was a Senior Investment Analyst at Point72 Asset Management, managing equity investments across REIT sectors. Earlier in his career, he held investment banking roles at Goldman Sachs as an Associate and UBS as an analyst. Mr. Revol received a Bachelor of Science degree from the Wharton School with a concentration in Finance and a Bachelor of Arts degree in International Relations from the University of Pennsylvania. He is also a Certified Commercial Investment Member (CCIM).

Drew Ireland, Chief Operating Officer

Mr. Ireland, 49, has served as our Chief Operating Officer since October 2024. From 2016 until October 2024, Mr. Ireland served as the Executive Director for our predecessor, where he was responsible for all facets of the acquisition process and asset management of the portfolio. During over 18 years at NADG, Mr. Ireland was involved with the acquisition, development, operation and disposition of more than 2.5 million square feet of retail and multifamily assets. Prior to joining NADG, Mr. Ireland worked at Wells Fargo in their commercial lending division and was a development associate at Lincoln Property Company in Dallas. Mr. Ireland received his Master of Business Administration degree at The Cox School of Business at Southern Methodist University.

DIRECTOR COMPENSATION

The following table presents information regarding the compensation earned or paid during fiscal year 2025 to our non-employee directors who served on the Board during the year. Directors who are employees of us or any of our subsidiaries do not receive any compensation for their services as directors and their compensation is described under the heading “Executive Compensation—Summary Compensation Table for Fiscal Year 2025” below.

Director Compensation Table for Fiscal Year 2025

Name	Fees Earned or Paid in Cash ($) (1)	Stock Awards ($) (2)	All Other Compensation ($)	Total ($)
Charles Fitzgerald	6,793	—	—	6,793
Elizabeth Frank	60,000	90,003	—	150,003
Robert Green	50,000	90,003	—	140,003
Noelle LeVeaux	60,000	90,003	—	150,003
Ernesto Perez	65,000	90,003	—	155,003
Daniel Swanstrom	50,000	90,003	—	140,003

(1)
The amounts reported in this column include cash retainers earned for service as directors in 2025. Mr. Fitzgerald, the amount represents Mr. Fitzgerald's actual earnings during the period between his appointment as a director on November 13, 2025 through the end of fiscal year 2025. The annual cash retainer for each non-employee director is set forth under the heading “—Narrative to Director Compensation Table” below.
(2)
The amounts reported in this column represent the grant date fair value of the actual grant of restricted stock unit (“RSU”) awards granted to certain non-employee directors on May 27, 2025 (the date of our 2025 annual meeting of stockholders). The grant date fair value of each RSU award was calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification 718, Compensation—Stock Compensation (“ASC Topic 718”). For a discussion of the assumptions and methodologies used in calculating the grant date fair value of the RSU awards, please see Note 12 to our audited consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025. The table below shows the aggregate number of outstanding RSUs held by each non-employee director as of December 31, 2025:

Name	Outstanding RSUs (#)
Charles Fitzgerald	—
Elizabeth Frank	7,895
Robert Green	7,895
Noelle LeVeaux	7,895
Ernesto Perez	7,895
Daniel Swanstrom	7,895

Narrative to Director Compensation Table

Our non-employee director compensation policy, which we amended and restated as of December 3, 2025, provides that each of our non-employee directors (that is, each of our directors, other than Mr. Preston) will receive the following compensation for service on the Board:

•
an annual cash retainer of $50,000;
•
an additional annual cash retainer of $15,000, $10,000 and $10,000 for service as chairperson of the Audit Committee, chairperson of the Compensation Committee and chairperson of the Nominating Committee, respectively (in addition to the annual cash retainer above); and
•
an annual grant of either RSUs or LTIP Units (as defined in the 2024 Equity Incentive Plan) (“Annual Grant”) on the date of our annual stockholder’s meeting, covering the number of shares of our Common Stock equal to $90,000, divided by the closing sales price of our Common Stock on the date of the applicable annual meeting, and vesting on the earlier of (i) the first anniversary of the date of grant and (ii) the day before the next annual meeting that is held at least 50 weeks after the immediately preceding year’s annual meeting.

The amendments we made to our non-employee director compensation policy as of December 3, 2025 provide that each of our non-employee directors may elect to (i) forego receiving payment of their annual cash retainers beginning in the 2026 calendar year and, in lieu thereof, receive a grant of either RSUs or LTIP Units on a quarterly basis and (ii) receive their Annual Grant in the form of LTIP Units, rather than in the form of RSUs. If a non-employee director elects to forego receiving payment of their annual cash retainers for any calendar year, then the equity grants made to that non-employee director for the applicable calendar year will have an aggregate value of approximately 105% of the total compensation (cash and equity) that would have ordinarily been payable to that non-employee director.

The vesting of each Annual Grant, and beginning in 2026, each equity grant made in lieu of the cash retainer, is subject to the non-employee director’s continuous service with us as of the applicable vesting date, which is generally one year from the date of grant. Any awards granted under the non-employee director compensation policy that are unvested as of the occurrence of a Change in Control (as defined in the 2024 Equity Incentive Plan) will automatically vest upon such Change in Control for each non-employee director who remains in continuous service with us immediately prior to such Change in Control.

Pursuant to the non-employee director compensation policy, the compensation described above is subject to the limits on non-employee director compensation set forth in the 2024 Equity Incentive Plan.

We also reimburse all of our non-employee directors for their reasonable out-of-pocket expenses incurred in attending Board and committee meetings.

Equity Compensation Plan Information

The following table provides information as of December 31, 2025, with respect to shares of our Common Stock that may be issued under our existing equity compensation plans.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (1)	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (2)
	(a)	(b)	(c)
Equity compensation plans approved by security holders	591,371	—	1,076,143
Equity compensation plans not approved by security holders	—	—	—
Total	591,371	—	1,076,143

(1)
All shares are subject to outstanding RSU awards granted under the 2024 Equity Incentive Plan.
(2)
Amount represents shares available for future issuance under the 2024 Equity Incentive Plan.

EXECUTIVE COMPENSATION

We are an “emerging growth company” under applicable federal securities laws and are therefore permitted to take advantage of certain reduced public company reporting requirements. As an emerging growth company, we provide in this proxy statement the scaled disclosure permitted under the Jumpstart Our Business Startups Act of 2012, including certain executive compensation disclosures required of a “smaller reporting company,” as that term is defined in Rule 12b-2 promulgated under the Exchange Act. In addition, as an emerging growth company, we are not required to conduct votes seeking approval, on an advisory basis, of the compensation of our named executive officers or the frequency with which such votes must be conducted.

Named Executive Officers

Prior to the internalization of our management, we did not employ, and, therefore, did not pay any compensation to, any executive officers or any other employees, nor did we maintain any employee benefit plans or arrangements or have otherwise had any obligations under any compensatory programs. Effective upon the completion of our internalization of management in June 2024, we began to employ employees, including our executive officers, and following our initial public offering in October 2024, we became a public company.

Our named executive officers for fiscal year 2025 were as follows:

Name	Title
Stephen Preston	Chief Executive Officer and President
Pierre Revol	Chief Financial Officer, Treasurer, and Secretary
Drew Ireland	Chief Operating Officer
Randall Starr (1)	Former Co-Chief Executive Officer and Co-President

(1)
Mr. Starr’s employment with the Company terminated on June 15, 2025.

Summary Compensation Table for Fiscal Year 2025

The following Summary Compensation Table discloses compensation information for fiscal years 2024 and 2025 with respect to our named executive officers. Certain other information is provided in the narrative sections following the Summary Compensation Table.

Name and Principal Position	Year	Salary ($) (1)	Bonus ($) (2)	Stock Awards ($) (3)		All Other Compensation ($) (4)	Total
Stephen Preston	2025	750,000	390,000	1,907,526		392,014	3,439,540
Chief Executive Officer and President	2024	181,818	92,213	5,000,002		7,891	5,281,924
Pierre Revol	2025	201,563	250,000	1,182,372		44,496	1,678,431
Chief Financial Officer, Treasurer, and Secretary	2024	—	—	—		—	—
Drew Ireland	2025	400,000	160,000	286,125		129,973	976,098
Chief Operating Officer	2024	96,970	25,000	1,000,008		5,588	1,127,566
Randall Starr(5)	2025	370,191	—	1,669,095	(5)	136,866	2,176,152
Former Co-Chief Executive Officer and Co-President	2024	181,818	92,213	3,250,007		7,098	3,531,136

(1)
Amount represents the named executive officer’s actual earnings during the 2025 fiscal year. For Mr. Revol, the amount for fiscal year 2025 reflects Mr. Revol's actual earnings during the period commencing on his date of hire (July 21, 2025) through fiscal year end. For Mr. Starr, the amount for fiscal year 2025 reflects Mr. Starr's actual earnings during the period commencing on January 1, 2025 through the date that his employment with the Company terminated (June 15, 2025). The full-year salary for each named executive officer is set forth under the heading “Narrative to Disclosure to the Summary Compensation Table—Salary” below.
(2)
Amount for each of Messrs. Preston, Revol, and Ireland for fiscal year 2025 represents the named executive officer's 2025 annual bonus. For Mr. Revol, the amount for fiscal year 2025 reflects his pro-rated cash incentive award based on his period of employment from his start date (July 21, 2025) through the end of fiscal year 2025. For fiscal year 2024, the amount for each of Messrs. Preston and Starr reflects the bonus that each was entitled to receive under the terms of his employment agreement. Despite this, prior to the payment of their 2024 bonuses, Messrs. Preston and Starr agreed not to receive their bonuses. Mr. Starr was not eligible to receive a 2025 annual bonus as a result of the termination of his employment with the Company. Additional detail for each named executive officer’s 2025 annual bonus amount is set forth under the heading “Narrative to Disclosure to the Summary Compensation Table—Bonus” below.
(3)
Amount in the “Stock Awards” column of the Summary Company Table represents the grant date fair value of the RSU award granted to each named executive officers on (i) March 31, 2025, with respect to Messrs. Preston and Ireland, and (ii) July 21, 2025, with respect to Mr. Revol. The grant date fair value of each RSU award was calculated in accordance with ASC Topic 718. For a discussion of the assumptions and methodologies used in calculating the grant date fair value of the RSU awards, please see Note 12 to our audited consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025. Amounts included in the “Stock Awards” column of the Summary Company Table reflect the Company’s accounting expense and do not correspond to the actual value that may be realized by each named executive officer, and there is no assurance that these grant date fair values will ever be realized by the named executive officers. The actual value that may be realized by each of our named executive officers in respect of his RSU award will be determined based on the per-share price of our Common Stock on the applicable date of vesting, which, for the RSU awards granted to Messrs. Preston and Ireland,, will occur in equal annual installments on each of March 31, 2026, 2027, 2028, and 2029 and with respect to Mr. Revol, will occur in equal annual installments on each of July 21, 2026, 2027, 2028, and 2029, in each case, subject to the named executive officer’s continued service with the Company through the applicable vesting date. Mr. Starr's RSUs were forfeited by him on June 15, 2025 as a result of his termination of employment and, accordingly, Mr. Starr will not realize any actual value in respect of his RSUs. Additional detail for each named executive officer’s RSU awards is set forth under the heading “Narrative to Disclosure to the Summary Compensation Table—Stock Awards” below.
(4)
Amount represents health insurance premiums paid by the Company.
(5)
Mr. Starr's employment with the Company terminated on June 15, 2025. The award reported in the “Stock Awards” column for Mr. Starr represents an award of RSUs granted in March 2025, the full amount of which was forfeited in connection with his employment termination.

Narrative Disclosure to the Summary Compensation Table

Each of our named executive officers has entered into an employment agreement to serve in their respective positions. The employment agreements set forth the terms of each of these individual’s employment, including their roles and responsibilities, compensation arrangements, severance entitlements and post-employment obligations.

Salary

The salaries paid to our named executive officers are intended to provide a level of compensation sufficient to attract and retain an effective management team, when considered in combination with the other components of our executive compensation program. The annualized salaries paid to our named executive officers in 2025 pursuant to the terms of their respective employment agreements are set forth in the table below:

Name (1)	Annualized Salary ($)
Stephen Preston	750,000
Pierre Revol	450,000
Drew Ireland	400,000

(1)
As reflected in the Summary Compensation Table, Mr. Starr earned approximately half of his annual salary (of $750,000) prior to his termination on June 15, 2025.

Under the terms of their respective employment agreements, each named executive officer’s salary will be subject to annual review by the Board (or any authorized committee thereof). The annual salaries for our NEOs in 2025 were unchanged from the prior year.

Bonus

Each of our named executive officers is eligible to receive an annual bonus, which was, for 2025, based on the Board’s (or any authorized committee’s) determination, in its reasonable and good faith discretion, of the achievement of the performance criteria and targets established and administered by the Board (or a committee of directors to whom such responsibility has been delegated by the Board).

Pursuant to the terms of their respective employment agreements, Messrs. Preston and Revol are eligible to receive a target annual bonus equal to 50% of the named executive officer’s base salary and Mr. Ireland is eligible to receive a target annual bonus equal to 25% of the named executive officer’s base salary.

Stock Awards

The Board adopted the 2024 Equity Incentive Plan in October 2024 to provide long-term equity-based incentives to our key employees, including our named executive officers, non-employee directors, and consultants, which we believe is a critical element in providing a balanced executive compensation program and aligning the interests of our named executive officers with those of our stockholders.

Our employment agreements with Messrs. Preston, Revol, and Ireland provide for annual eligibility to receive one or more stock awards under the 2024 Equity Incentive Plan as determined by the Board with a target grant date value of $2 million, in the case of Mr. Preston, $1.15 million, in the case of Mr. Revol, and $300,000, in the case of Mr. Ireland, and subject to time-based vesting in four substantially equal annual installments from the grant date. The first annual grant was awarded in March 2025 in the form of RSUs. Effective as of January 1, 2026, following consultation with Ferguson Partners (in their capacity as independent compensation consultant to the Compensation Committee), the Compensation Committee approved an increase to Mr. Ireland's target grant date value for his annual stock awards from $300,000 to $650,000 to remain competitive with similarly-situated executives within our peer group.

In December 2025 the Compensation Committee approved utilizing LTIP Units as a form of equity compensation for our named executive officers as well as RSUs, with both forms of award being authorized forms of award under the 2024 Equity Incentive Plan. In addition we implemented an election procedure pursuant to which our named executive officers may elect to receive their preferred form of equity grant. Our named executive officers may take advantage of this election procedure commencing for grants awarded in fiscal year 2026.

Employee Benefit and Retirement Programs

In 2025, the Company paid the full amount of each named executive officer's premiums under our health insurance plan. In addition to our health insurance plan, our named executive officers were eligible to participate in welfare plans that did not discriminate in scope, terms or operation in favor of our named executive officers. Beginning January 1, 2025, our salaried employees, including our named executive officers, became eligible to participate in a tax-qualified defined contribution retirement plan (a “401(k) plan”). The Company matches 100% of each participant’s contributions to their 401(k) plan account (up to 4% of the participant’s eligible compensation). Participants are 100% vested in their 401(k) plan accounts.

Outstanding Equity Awards at 2025 Fiscal Year-End

The following table shows outstanding equity awards held by our named executive officers as of December 31, 2025.

Name	Grant Date	Number of Shares or Units of Stock That Have Not Vested(#) (1)(2)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3)
Stephen Preston	March 31, 2025	149,142	2,201,336
	October 4, 2024	210,527	3,107,379
Pierre Revol	July 21, 2025	95,199	1,405,137
Drew Ireland	March 31, 2025	22,371	330,196
	October 4, 2024	42,106	621,485
Randall Starr(4)	—	—	—

(1)
Amounts represent the number of RSUs subject to (A) Mr. Preston's and Mr. Ireland's (i) initial equity award granted on October 4, 2024 (the “IPO Grants”) that remain outstanding and (ii) annual equity award granted on March 31, 2025 (the “2025 Annual Grants”) and (B) Mr. Revol's initial equity award granted on July 21, 2025 (the “Revol Initial Grant” and together with the IPO Grants and the 2025 Annual Grants, the “Outstanding Grants”). The remaining portion of the IPO Grants generally vest in equal annual installments on each of October 4, 2026, 2027, 2028 and 2029, subject to the named executive officer’s continued service with the Company through the applicable vesting date. The 2025 Annual Grants generally vest in equal annual installments on each of March 31, 2026, 2027,

2028, and 2029, subject to the named executive officer’s continued service with the Company through the applicable vesting date. The Revol Initial Grant generally vests in equal annual installments on each of July 21, 2026, 2027, 2028, and 2029, subject to Mr. Revol’s continued service with the Company through the applicable vesting date. The Outstanding Grants may also be subject to accelerated vesting in certain circumstances pursuant to the terms of the applicable named executive officer’s employment agreement. Additional detail regarding the accelerated vesting provisions found in each named executive officer’s employment agreement is set forth under the heading “—Additional Narrative Disclosure” below.
(2)
Each named executive officer is entitled to receive payments equal to any cash dividends paid with respect to a corresponding number of shares of our Common Stock issued in respect of these RSUs, which payments are made at the time such cash dividends are paid to shareholders generally.
(3)
The value of the Outstanding Grants is shown assuming a market value of $14.76 per share, the closing market price of a share of our Common Stock on December 31, 2025.
(4)
Mr. Starr did not hold any outstanding equity awards as of December 31, 2025 due to the termination of his employment, which was effective as of June 15, 2025 and resulted in the forfeiture of any then-unvested RSUs.

Additional Narrative Disclosure

The employment agreements with Messrs. Preston, Revol and Ireland provide for payments and benefits to the named executive officers in connection with certain terminations of employment.

In the event of the named executive officer’s termination of employment by the Company without “cause,” by the named executive officer for “good reason,” or due to the named executive officer’s death or “disability” (as such terms are defined in the employment agreement) outside of the period beginning three months prior to or and ending 24 months following a change in control of the Company (the “Change in Control Window”) under each named executive officer’s employment agreement, the named executive officer is entitled to receive: (i) accrued benefits, consisting of unpaid base salary and accrued but unused vacation or paid time off through the date of termination, reimbursement for all reasonable out-of-pocket business expenses incurred and paid by the named executive officer through date of termination, and vested benefits under Company benefit plans (collectively, the “Accrued Benefits”); (ii) a lump sum payment equal to (A) in the case of termination by the Company without “cause” or by the named executive officer for “good reason,” two times, in the case of Mr. Preston, one and one-half times, in the case of Mr. Revol, or one times, in the case of Mr. Ireland, the sum of the executive's base salary and two-year average annual bonus, and (B) in the case of termination due to death or “disability,” one and one-half times, in the case of Messrs. Preston and Revol, or one times, in the case of Mr. Ireland, the sum of the named executive officer’s base salary and two-year average annual bonus; (iii) any earned but unpaid annual bonus for the prior calendar year; (iv) an amount equal to the named executive officer’s target bonus for the year of termination, prorated through the date of termination; (v) reimbursement for the named executive officer’s health insurance continuation coverage at the active-employee rate for 18 months, in the case of Messrs. Preston and Revol, or 12 months, in the case of Mr. Ireland; and (vi) full vesting of any outstanding equity awards that are subject solely to time-based vesting conditions.

In the event of the named executive officer’s termination of employment by the Company without cause or by the named executive officer for good reason during the Change in Control Window, the named executive officer is entitled to receive: (i) the Accrued Benefits; (ii) a lump sum payment equal to three times the sum of the base salary and two-year average annual bonus, in the case of Messrs. Preston and Revol, or two times the sum of the named executive officer’s base salary and two-year average annual bonus, in the case of Mr. Ireland; (iii) any earned but unpaid annual bonus for the prior calendar year; (iv) an amount equal to the named executive officer’s target bonus for the year of termination, prorated through the date of termination; (v) payment for the named executive officer’s health insurance continuation coverage at the active-employee rate for 24 months, in the case of Messrs. Preston and Revol, or 18 months, in the case of Mr. Ireland; and (vi) full vesting of any outstanding equity awards that are subject solely to time-based vesting conditions. Also, in the event of a change in control of the Company, if any of the payments or benefits provided for under the employment agreement or otherwise payable to the named executive officer would constitute “parachute payments” within the meaning of Section 280G of the U.S Internal Code Revenue Code of 1986, as amended (the “Code”) and would be subject to the related excise tax under Section 4999 of the Code, then the named executive officer will be entitled to receive either the full payment of such payments and benefits or a reduced amount of payments and benefits, where the reduced amount would result in no portion of the payments or benefits being subject to the excise tax, whichever results in the greater amount of after-tax benefits being retained by the named executive officer.

In the event of the named executive officer’s employment is terminated by the Company for cause, or the named executive officer voluntarily terminates employment (without good reason), the named executive officer will be entitled to receive the Accrued Benefits.

All the severance payments and benefits are conditioned on the applicable named executive officer executing and not revoking a general release of claims for the benefit of the Company and the named executive officer’s continued compliance with the restrictive covenants set forth in his employment agreement.

Each employment agreement with our named executive officers contains restrictive covenants providing for non-competition, non-solicitation of protected business relationships, non-recruitment of employees and independent contractors, and non-disparagement, in each case, during employment and for 12 months thereafter, and perpetual non-disclosure and non-use of confidential information.

Mr. Starr was party to an employment agreement with the Company that was substantially similar to our employment agreements with our current named executive officers. Mr. Starr’s employment with the Company terminated on June 15, 2025 and he was not entitled to receive any severance benefits in connection with his termination of employment. Mr. Starr’s restrictive covenants will remain in effect until June 15, 2026, with respect to his non-competition, non-solicitation of protected business relationships, non-recruitment of employees and independent contractors, and non-disparagement obligations, and in perpetuity, with respect to his non-disclosure and non-use of confidential information obligations.

Security Ownership of Certain Beneficial Owners, Directors, and Management

The SEC has defined “beneficial ownership” of a security to mean the possession, directly or indirectly, of voting power and/or investment power over such security. A stockholder is also deemed to be, as of any date, the beneficial owner of all securities that such stockholder has the right to acquire within 60 days after that date, including through (1) the exercise of any option, warrant, or right, (2) the conversion of a security, (3) the power to revoke a trust, discretionary account, or similar arrangement, or (4) the automatic termination of a trust, discretionary account, or similar arrangement.

The following table sets forth information, as of April 2, 2026, known to us about the beneficial ownership of shares of our Common Stock by our 5% or greater stockholders and by our named executive officers, directors, and executive officers and directors as a group. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of our Common Stock subject to options or other rights (as set forth above) held by that person that are exercisable as of April 2, 2026 or will become exercisable within 60 days thereafter, are deemed outstanding, while such shares are not deemed outstanding for purposes of computing percentage ownership of any other person. The percentage calculations set forth in the table are based on 22,408,121 shares of Common Stock outstanding on April 2, 2026.

Each person named in the table has sole voting and investment power with respect to all of the shares of our Common Stock shown as beneficially owned by such person, except as otherwise set forth in the notes to the table and subject to community property laws where applicable. No shares beneficially owned by any executive officer or director have been pledged as security.

Unless otherwise indicated, the address of each named person is c/o FrontView REIT, Inc., 3131 McKinney Avenue, Suite L10, Dallas, TX 75204.

Name of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned (1)	Percent of Common Stock
Greater than 5% Stockholders:
Maewyn Entities (2)	1,532,299	6.7%
BlackRock, Inc. (3)	1,181,287	5.3%
Directors and Named Executive Officers
Stephen Preston (4)	525,289	2.3%
Pierre Revol	—	*
Drew Ireland (5)	19,941	*
Randall Starr (6)	181,974	*
Charles Fitzgerald (2)	1,532,299	6.7%
Elizabeth Frank (7)	13,072	*
Robert Green (8)	116,508	*
Noelle LeVeaux (9)	10,264	*
Ernesto Perez (10)	27,434	*
Daniel Swanstrom (11)	10,264	*
All Directors and Executive Officers as a group (9 persons) (12)	2,255,071	9.6%

* Less than 1% of the outstanding Common Stock

(1)
The holders of limited partnership units (“OP Units”) in our operating partnership, FrontView Operating Partnership LP (the “OP”) have the right to redeem their OP Units for shares of our Common Stock on a one-for-one basis (subject to certain adjustments). As of April 2, 2026, there were 5,469,910 OP Units outstanding.

The holders of our Series A Convertible Preferred Stock have the right to convert their shares of Series A Convertible Preferred Stock for shares of our Common Stock. The number of shares of Common Stock into which a share of Series A Preferred Stock will convert at any time will equal the then-effective conversion rate. The current conversion rate of the Series A Preferred Stock is 5.88235 shares of Common Stock. As of April 2, 2026, there were 250,000 shares of Series A Convertible Preferred Stock outstanding.

(2)
Includes 588,235 shares of Common Stock issuable upon conversion of 100,000 shares of Series A Preferred Stock. Maewyn FVR LP is the record holder of 944,064 shares of Common Stock and Maewyn FVR II LP is the record holder of 100,000 shares of Series A Preferred Stock. Mr. Fitzgerald indirectly is the sole manager of Maewyn Capital Partners LLC, which is the investment manager to each of Maewyn FVR LP and Maewyn FVR II LP.As a result, Mr. Fitzgerald and Maewyn Capital Partners LLC may be deemed to share beneficial ownership of the securities held of record by Maewyn FVR LP and Maewyn FVR II LP. The principal address of each of the foregoing persons is 3889 Maple Avenue, Suite 220 Dallas, Texas 75219.
(3)
Based upon information contained in a Schedule 13G/A filed on April 17, 2025, BlackRock, Inc. has sole voting power with respect to 1,169,044 of the reported shares, sole dispositive power with respect to 1,181,287 shares and no shared voting or shared dispositive power with respect to any of the reported shares. The principal business address for BlackRock, Inc. is 50 Hudson Yards, New York, NY 10001.
(4)
Includes 427,818 OP Units held directly by a corporation controlled by Mr. Preston. Includes 27,800 restricted stock units that have vested as of April 2, 2026.
(5)
Includes 4,230 restricted stock units that have vested as of April 2, 2026.
(6)
The amounts listed for Mr. Starr are based on information available to the Company as of June 15, 2025, the date of Mr. Starr's termination.
(7)
Includes 7,895 restricted stock units that will vest within 60 days of April 2, 2026.
(8)
Includes 7,895 restricted stock units that will vest within 60 days of April 2, 2026. The number of shares of Common Stock listed for Mr. Green includes (i) 21,060 shares of Common Stock held directly by a corporation controlled by Mr. Green and (ii) 77,553 shares of Common Stock held by a limited partnership controlled by Mr. Green.
(9)
Includes 7,895 restricted stock units that will vest within 60 days of April 2, 2026.
(10)
Includes 7,895 restricted stock units that will vest within 60 days of April 2, 2026. The number of shares of Common Stock listed for Mr. Perez includes 14,802 shares of Common Stock held by Mr. Perez and his wife as tenants in the entirety.
(11)
Includes 7,895 restricted stock units that will vest within 60 days of April 2, 2026.
(12)
Includes 427,818 OP Units, 588,235 shares of Common Stock issuable upon conversion of 100,000 shares of Series A Preferred Stock and 71,505 restricted stock units that have vested or will vest within 60 days of April 2, 2026.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Related party transactions are transactions in which we are a participant where the amount involved exceeds $120,000 and a member of our Board of Directors, an executive officer, or a holder of more than 5% of our voting securities (or an immediate family member of any of the foregoing) has a direct or indirect material interest. Our Board of Directors adopted a related party transaction policy (the “Related Party Transaction Policy”) relating to the review, approval, or ratification of related party transactions. Specifically, the Related Party Transaction Policy stipulates that each related party transaction and any material amendment or modification to a related party transaction, be reviewed and approved or ratified by the Audit Committee, and that any employment relationship or transaction involving an executive officer of the Company or any related compensation must be approved by the Compensation Committee of the Board or recommended by the Compensation Committee of the Board to the Board for its approval. Our Board of Directors and responsible committees will consider all relevant facts and circumstances when deliberating such transactions, including whether the terms of the transaction are fair to us.

The following is a summary of certain related party transactions, other than compensation arrangements which are described under the sections of this Proxy Statement entitled “Corporate Governance—Director Compensation” and “Executive Compensation.” The related party transactions listed below were approved by our Board of Directors.

Certain Transactions

Outsourcing Agreement

Pursuant to an outsourcing agreement with North American Asset Management Corp. (“NAAM”), an affiliate of our predecessor, NAAM provides us with services limited to (i) property accounting and (ii) human resources support. The outsourcing agreement has a term of three years with automatic one-year renewal options and can be terminated at any time for any reason by either party upon six months’ advance notice and will provide an option for us to directly hire the full-time personnel providing the property accounting services. We pay NAAM an annual fee equal to the actual allocated costs incurred by NAAM in providing the services under the outsourcing agreement, which fee was $0.5 million for the year ended December 31, 2025.

Preferred Stock Transactions

On November 12, 2025, the Company entered into an Investment Agreement (the “Investment Agreement”) with Maewyn and certain other purchasers (collectively, the “Purchasers”). Pursuant to the Investment Agreement, the Company agreed to issue and sell to the Purchasers a total of 750,000 shares of its Series A Convertible Preferred Stock for $100.00 per share (the “Private Placement”). The sale of Series A Preferred Stock will occur in multiple tranches. On February 10, 2026 (the “Initial Closing”), the Company issued and sold 250,000 shares of Series A Preferred Stock to the Purchasers for gross proceeds of $25.0 million. The Company must submit additional funding requests (each, a “Subsequent Funding Request”) to draw the remaining $50.0 million by November 12, 2026. At the Initial Closing, the Company reimbursed the Purchasers for all reasonable and documented fees and expenses of counsel to the Purchasers, in an aggregate amount of $500,000. In addition, the Company paid a commitment fee to the Purchasers of $1.5 million.

Investor Rights Agreement

In connection with the Private Placement, on November 12, 2025, the Company and the Purchasers entered into an Investor Rights Agreement (the “Investor Rights Agreement”).

Registration Rights

Pursuant to the terms of the Investor Rights Agreement, the Company is obligated to prepare and file with the SEC registration statements (“Resale Registration Statement”) to register the resale of shares of Common Stock into which the Series A Preferred Stock are convertible, the Warrants (as defined below) and the shares of Common Stock for which the Warrants are exercisable, and use commercially reasonable efforts to cause the SEC to declare each Registration Statement effective as soon as practicable after the filing thereof. In addition, subject to certain conditions, the Purchasers and their assignees will have “piggyback” rights to participate in an offering of Common Stock initiated by the Company, with such aggregate participation up to of the lesser of: 25% of the maximum aggregate amount of the offering and $25.0 million of expected gross proceeds.

Maewyn Board Nomination Rights

Pursuant to the Investor Rights Agreement, the Company agreed to cause one designee of Maewyn to be elected as a member of the Board on the business day following the execution of the Investment Agreement. Pursuant thereto, Mr. Charles Fitzgerald was elected to the Board on November 13, 2025. For so long as Maewyn and its affiliates beneficially own at least 5.0% of our Common Stock (for this purpose, assuming the full conversion of Series A Preferred Stock and full exercise of Warrants, in each case, issued or issuable under the Investment Agreement or Articles Supplementary, as applicable) on a fully diluted basis (the “Threshold Amount”), Maewyn shall have the right to nominate a replacement nominee for election or appointment to the Board, subject to the Company’s reasonable approval.

Maewyn Standstill Restrictions

Until the date on which Maewyn ceases to have a nominee serving on the Board, Maewyn and its affiliates will be subject to certain customary standstill obligations.

Maewyn Consent Rights

Until the date that Maewyn ceases to beneficially own at least the Threshold Amount, the Company shall not, without the affirmative vote or written consent of Maewyn:

•
create, incur, assume, guaranty or permit the existence of any indebtedness of the Company or its subsidiaries, excluding (i) indebtedness that exists as of the date of the Initial Closing and (ii) indebtedness that, pro forma for such incurrence, does not cause the Company and its subsidiaries to exceed a total leverage ratio of 7:00 to 1:00;
•
change the classification of the Company as a “Real Estate Investment Trust” under the Internal Revenue Code of 1986, as amended; or
•
enter into certain transactions with affiliates.

Series A Preferred Stock

The Company has filed with the State Department of Assessments and Taxation of Maryland Articles Supplementary (the “Articles Supplementary”) classifying the Series A Preferred Stock and establishing the preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of the Series A Preferred Stock.

The Series A Preferred Stock accumulates cumulative dividends (“Regular Dividends”) at a rate (the “Regular Dividend Rate”) per annum equal to 6.75% on the Liquidation Preference (as defined below) thereof. The dividend rate will increase to 8% on the date that is four years after the last date on which the Series A Preferred Stock is issued pursuant to the Investment Agreement and will increase by an additional 2% on each subsequent anniversary thereafter up to a total of 12%. Regular dividends on the Series A Preferred Stock will be payable if, as and when authorized by the Board or any duly authorized committee thereof, to the extent not prohibited by law, quarterly in arrears on January 15, April 15, July 15 and October 15 of each year. Declared Regular Dividends will be payable solely in cash. In the event that any accumulated Regular Dividend is not authorized and paid on the applicable Regular Dividend payment date, then additional dividends (“Defaulted Regular Dividends”) will accumulate on the amount of such unpaid Regular Dividend, compounded quarterly at the Regular Dividend Rate.

Shares of the Series A Preferred Stock will be entitled to participate on an as-converted basis in any dividend (a “Participating Dividend”) declared and paid on (i) our Common Stock, subject to certain exceptions, including a regular quarterly cash dividend that does not exceed 75% of AFFO per share for the applicable quarter, and (ii) the OP Units that is not also declared and paid as a dividend on the Series A Preferred Stock pursuant to clause (ii). In addition, so long as any shares of Series A Preferred Stock remain outstanding, unless full Regular Dividends, including any Defaulted Regular Dividends thereon, have been declared and paid in cash, the Company will be prohibited from declaring or paying any dividends on any junior stock, OP Units or dividend parity stock, and the Company and its subsidiaries will be prohibited from repurchasing, redeeming or otherwise acquiring for value any junior stock or OP Units, in each case subject to certain exceptions.

In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company, each share of Series A Preferred Stock will entitle the holder, out of the Company’s assets or funds legally available therefor, before any distribution out of the assets or funds of the Company may be made to or set aside for the holders of any liquidation junior stock and subject to the rights of the holders of any liquidation senior stock and the rights of the Company’s creditors, to receive a payment equal to the greater of (i) the sum of the Liquidation Preference per share and all unpaid Regular Dividends, including any Defaulted Regular Dividends thereon, that will have accumulated on such share to, but excluding, the date of such payment and (ii) the amount such holder would have received had such holder converted such share into Common Stock and held such Common Stock on the date of such payment. The “Liquidation Preference” with respect to any share of Series A Preferred Stock is $100.

For so long as any shares of the Series A Preferred Stock are outstanding, the affirmative vote of either (i) holders of Series A Preferred Stock and holders of each class or series of voting parity stock, if any, representing at least a majority of the combined outstanding voting power of the Series A Preferred Stock and such voting parity stock, if any, or (ii) Maewyn, will be required to (i) amend, modify or repeal any provision of the Charter in a manner that adversely affects the special rights, preferences or voting powers of the Series A Preferred Stock, or (ii) (x) amend or modify the Charter to authorize or create, or to increase the number of authorized shares of, any dividend parity stock, liquidation parity stock, dividend senior stock or liquidation senior stock or (y) authorize, create or issue any structurally senior equity at subsidiaries of the Company existing as of the date of the Initial Closing, subject to certain exceptions. Until such time as Maewyn “beneficially owns” less than 3.5% of our Common Stock (including, for the avoidance of doubt, the number of shares of Common Stock that would be issuable upon the conversion of all outstanding shares of Series A Preferred Stock or the number of shares of Common Stock that would be issuable upon exercise of the Warrants, as applicable, held by Maewyn) on a fully diluted basis, any majority consent must include Maewyn.

The Series A Preferred Stock is redeemable, in whole or in part, at the option of the Company at any time, subject to certain conditions, on or after the date that is three years after the last date on which the Series A Preferred Stock is issued pursuant to the Investment Agreement, at a cash redemption price per share equal to the (i) Liquidation Preference of such share plus (ii) accumulated and unpaid Regular Dividends, including any Defaulted Regular Dividends thereon, on such share to, but excluding the redemption date.

Each holder of Series A Preferred Stock has the right, at its option, to convert its Series A Preferred Stock, in whole or in part, into shares of Common Stock, at any time. The number of shares of Common Stock into which a share of Series A Preferred Stock will convert at any time will equal the then-effective conversion rate. The conversion rate is subject to customary anti-dilution adjustments, including in the event of any stock split, stock dividend, recapitalization or similar events or certain anti-dilutive offerings.

Subject to certain conditions, the Company may, at its option, convert the outstanding shares of Series A Preferred Stock, in whole or in part, into shares of Common Stock or, in the case of a “change of control” transaction, all of the outstanding shares of Series A Preferred Stock into shares of Common Stock .

Warrants

Pursuant to the terms of the Articles Supplementary, if the Company elects to redeem shares of Series A Preferred Stock, the Company will issue a warrant (“Warrant”) to each holder of the shares of Series A Preferred Stock (other than a Terminating Holder) to be redeemed that executes a Warrant Agreement with the Company (the “Warrant Agreement”).

Each Warrant will represent a holder’s right to purchase, at an exercise price equal to the conversion price for the Series A Preferred Stock as of the business day before the applicable redemption date, a number of shares of Common Stock equal to the aggregate Liquidation Preference of the shares of Series A Preferred Stock of such holder to be redeemed divided by the conversion price of the Series A Preferred Stock as of the business day before the applicable redemption date.

Each Warrant will be exercisable by the holder thereof, in whole or in part, at any time, or from time to time, prior to the fifth anniversary of the issuance of such Warrant. In addition, each Warrant will be automatically exercised on the fifth anniversary of the issuance of such Warrant or on the date of a recapitalization, consolidation, merger, sale or other transfer of substantially all assets of the Company and its subsidiaries or similar transaction whose reference property consists entirely of cash.

The Warrants will be subject to customary anti-dilution adjustments from time to time in accordance with the provisions of the Warrant Agreement.

AUDIT COMMITTEE REPORT

The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any previous or future filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), except to the extent that the Company incorporates it by specific reference.

Management is responsible for the financial statements and the financial reporting process of FrontView REIT, Inc., a Maryland corporation (the "Company"), including the Company's system of disclosure controls and procedures and internal control over financial reporting. The Company's independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes on behalf of the Company's board of directors. The Audit Committee is governed by a charter that sets forth the specific duties, powers, and responsibilities of the Audit Committee. For more information, see "Corporate Governance—Other Board Information—Audit Committee."

Review and Discussions with Management and Independent Registered Public Accounting Firm. In this context, the Audit Committee has met and held discussions with management regarding the Company’s audited financial statements and internal controls. Management represented to the Audit Committee that the Company’s audited consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee has reviewed and discussed the audited consolidated financial statements with management and the independent registered public accounting firm. The Audit Committee discussed with the independent registered public accounting firm matters required to be discussed by Auditing Standards No. 1301 Communications with Audit Committees.

The Company’s independent registered public accounting firm also provided to the Audit Committee the written disclosures and letters required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and the Audit Committee discussed with the independent registered public accounting firm that firm’s independence.

Conclusion. Based on the review and discussions referred to above, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, for filing with the Securities and Exchange Commission on February 25, 2026.

AUDIT COMMITTEE

Ernesto Perez (Chair)

Elizabeth Frank

Daniel Swanstrom

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

(PROPOSAL NO. 2)

Our Audit Committee has retained KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026. Although ratification is not required by our Bylaws, a proposal will be presented at the Annual Meeting to ratify this appointment as a matter of good corporate practice. If the stockholders fail to ratify such selection, another independent registered public accounting firm will be considered by our Audit Committee, but the Audit Committee may nonetheless choose to engage KPMG LLP. Even if the appointment of KPMG LLP is ratified, the Audit Committee, in its discretion, may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company. We have been advised that a representative of KPMG LLP will be present at the Annual Meeting and will be available to respond to appropriate questions and, if such person chooses to do so, make a statement.

Independent Registered Public Accounting Firm

The following table sets forth the aggregate fees billed to us by KPMG LLP for professional services rendered in 2025 and 2024.

(in thousands)	Fiscal Year Ended December 31, 2025	Fiscal Year Ended December 31, 2024
Audit Fees (1)	$863	$1,807
Audit-Related Fees (2)	—	—
Tax Fees (3)	356	353
All Other Fees	—	—
Total	$1,219	$2,160

(1)
Audit fees consist of fees incurred in connection with the audit of our annual financial statements, as well as services related to SEC matters, including review of registration statements filed and related issuances of comfort letters, consents and other services.
(2)
Audit-related fees consist of fees assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported as "Audit Fees" above.
(3)
Tax fees consist of fees for professional services rendered by KPMG LLP for tax compliance, tax advice, and tax planning.

The Audit Committee has adopted a policy for the pre-approval by the chair of the Audit Committee of audit, non-audit and tax services that may be provided by our independent registered public accounting firm. Committee pre-approval is not required for audit, non-audit and tax services customarily included in the performance of independent audit engagements related to the review and issuance of annual financial statements and opinion letters, so long as the services to be performed are included in the applicable engagement letter. All audit and non-audit services performed by KPMG LLP during the fiscal year ended December 31, 2025, were pre-approved in accordance with this policy. These services have included audit services, tax services, and all other services. The Audit Committee did not pre-approve any other products or services that did not fall into categories these categories, and KPMG LLP provided no other products or services during the past two fiscal years.

Required Vote

You may vote “FOR,” “AGAINST,” or “ABSTAIN” on the ratification of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026. The ratification of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026, requires the affirmative vote of the majority of all of the votes cast on the proposal at a meeting at which a quorum is present. For purposes of the vote on the ratification of KPMG LLP, any shares not voted(whether by abstention, broker non-vote, or otherwise) will not be counted as votes cast and will have no impact on the result of the vote, although abstentions and broker non-votes will count toward the presence of a quorum. We do not expect to have any broker non-votes on this proposal.

The stockholder vote on the ratification of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026 is not binding on the Company. If the stockholders do not ratify the appointment, the Audit Committee will reconsider the appointment. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2026.

PROXIES SOLICITED BY THE BOARD WILL BE VOTED “FOR” THE PROPOSAL UNLESS STOCKHOLDERS SPECIFY A CONTRARY VOTE.

STOCKHOLDER PROPOSALS FOR 2027 ANNUAL MEETING OF STOCKHOLDERS

Stockholders who intend to present proposals at the Company's annual meeting of stockholders in 2027, other than pursuant to Rule 14a-8 under the Exchange Act, must comply with the information and notice provisions in our current Bylaws, including the information requirements under Rule 14a-19 under the Exchange Act. Under these requirements, written notice must be delivered to the Secretary at our principal executive offices not later than 5:00 p.m., Eastern Time, on December 18, 2026 and not earlier than November 18, 2026; provided, however, that in the event that the date of the 2027 annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the Annual Meeting, in order for notice by the stockholder to be timely, such notice must be so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of such annual meeting, as originally convened, or the tenth day following the day on which public announcement of the date of such meeting is first made.

In addition to satisfying the foregoing requirements under our current Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company's director nominees to the Board of Directors at the Company’s annual meeting of stockholders in 2027 must satisfy the requirements of Rule 14a-19 under the Exchange Act, including by providing notice and the information required thereunder no later than March 28, 2027. However, if the 2027 annual meeting of stockholders is advanced or delayed by more than 30 days from the first anniversary of the date of the Annual Meeting, then such notice and the information required thereunder must be received by the later of 60 days prior to the date of the such meeting or the tenth day following the day on which public announcement the date of such meeting is first made.

Stockholder proposals pursuant to Rule 14a-8 under the Exchange Act for inclusion in the Company’s Proxy Statement and form of proxy relating to the Company’s annual meeting of stockholders to be held in 2027 must be received by the Company at our principal executive offices no later than December 18, 2026; provided, however, that in the event that the date of the 2027 annual meeting of stockholders is advanced or delayed by more than 30 days from the first anniversary of the date of the Annual Meeting, the deadline for the delivery of such stockholder proposal will be a reasonable time prior to the date we begin to print and send our proxy materials.

Stockholder proposals and related notices should be addressed to FrontView REIT, Inc., 3131 McKinney Avenue, Suite L10, Dallas, Texas 75204, Attention: Pierre Revol, Chief Financial Officer, Treasurer, and Secretary.

Householding of Proxy Materials

We and some brokers “household” the annual report and proxy materials, delivering a single copy of each to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If at any time you no longer wish to participate in householding and would prefer to receive a separate copy of the proxy materials, including the annual report, or if you are receiving multiple copies of the proxy materials and wish to receive only one, please notify your broker, if your shares are held in a brokerage account, or us, if you hold registered shares, at which time we will promptly deliver separate copies of the materials to each of the affected stockholders or discontinue the practice, according to your wishes. You can notify us by sending a written request to FrontView REIT, Inc., Attn: Investor Relations, 3131 McKinney Avenue, Suite L10, Dallas, Texas 75204 or by telephone at 214-796-2445.

OTHER MATTERS

We know of no other matters to be submitted to the stockholders at the Annual Meeting. If any other matters properly come before the Annual Meeting, persons named in the proxy intend to vote the shares they represent in accordance with their discretion.

Upon written request by any stockholder entitled to vote at the Annual Meeting, we will promptly furnish, without charge, a copy of the Annual Report on Form 10-K for the fiscal year ended December 31, 2025, which we filed with the SEC, including the financial statements and schedule. If the person requesting the report was not a stockholder of record as of the close of business on the Record Date, the request must contain a good faith representation that he or she was a beneficial owner of our Common Stock at the close of business on that date. Requests should be addressed to FrontView REIT, Inc., 3131 McKinney Avenue, Suite L10, Dallas, Texas 75204, Attention: Pierre Revol, Chief Financial Officer, Treasurer, and Secretary.

YOUR VOTE IS IMPORTANT. WE URGE YOU TO VOTE TODAY BY TELEPHONE, VIA THE INTERNET OR BY MAIL.

By Order of the Board of Directors,
Pierre Revol
Chief Financial Officer, Treasurer, and Secretary

FV FRONTVIEW REIT FRONTVIEW REIT, INC. 3131 MCKINNEY AVE., SUITE L10 DALLAS, TX 75204 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/FVR2026 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V93154-P48354 THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY FRONTVIEW REIT, INC. The Board of Directors recommends that you vote FOR the following proposals: 1. Election of directors Nominees: 1a. Stephen Preston 1b. Charles Fitzgerald 1c. Elizabeth Frank 1d. Robert Green 1e. Noelle LeVeaux 1f. Ernesto Perez 1g. Daniel Swanstrom For Withhold 2. Ratification of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2026. For Against Abstain NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and 2025 Annual Report are available at www.proxyvote.com. V93155-P48354 FRONTVIEW REIT, INC. ANNUAL MEETING OF STOCKHOLDERS MAY 27, 2026 10:00 AM CDT THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The stockholder(s) of FrontView REIT, Inc. executing the reverse side of this proxy (the "Stockholder") hereby appoints Pierre Revol, Chief Financial Officer, Treasurer, and Secretary and Stephen Preston, Chairman, Chief Executive Officer, and President, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to cast as designated on the reverse side of this ballot, all of the votes that the Stockholder is entitled to cast at the Annual Meeting of Stockholders to be held at 10:00 a.m. CDT, on May 27, 2026, virtually at www.virtualshareholdermeeting.com/FVR2026, and any adjournment or postponement thereof, and to otherwise represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The Stockholder hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and the accompanying Proxy Statement, which are incorporated herein by reference, and revokes any proxy previously given with respect to such meeting. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations, as indicated on the reverse side. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting of Stockholders or any adjournment or postponement thereof. Continued and to be signed on reverse side